UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-05379

SPROTT FOCUS TRUST, INC.
(Exact name of registrant as specified in charter)

320 Post Road, Suite 230
Darien, Connecticut 06820
(Address of principal executive offices)

The Prentice-Hall Corporation System, MA
7 St. Paul Street, Suite 820
Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:
(203) 656-2401
Date of fiscal year end: December 31, 2023
Date of reporting period: January 1, 2023 – June 30, 2023

Item 1.	Reports to Shareholders.

Semi-Annual Report

June 30, 2023

Beginning December 31, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Sprott Focus Trust’s (“the Fund”) semi-annual and annual financial reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on www.sprottfocustrust.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at 1.800.426.5523.

You may elect to receive all future reports in paper form at no cost to you. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at 1.800.426.5523. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

Table of Contents

Performance	1
Manager’s Discussion of Fund Performance	2
History Since Inception	7
Distribution Reinvestment and Cash Purchase Options	8
Financial Statements
Schedule of Investments	9
Statement of Asset and Liabilities	11
Statement of Operations	12
Statements of Changes	13
Financial Highlights	14
Notes to Financial Statements	15
Directors and Officers	19
Notes to Performance and Other Important Information	20
Board Review and Approval of Investment Advisory and Sub-Advisory Agreements	25

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the rolling average of the prior four quarter-end net asset values, with the fourth quarter distribution being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

1 | June 30, 2023

Sprott Focus Trust

Performance (Unaudited)

Market Price Average Total Returns
As of June 30, 2023 (%)

Fund	Ytd[1]	1 Yr	3 Yr	5 Yr	10 Yr	15 Yr	20 Yr	Since Inception	Inception Date
Sprott Focus Trust	2.92	12.17	19.52	9.10	8.95	5.77	9.77	9.93	11/1/96[2]
Index
Russell 3000 Total Return Index[3]	16.17%	18.95%	13.89%	11.38%	12.32%	10.61%	10.04%	9.14

1Not annualized; cumulative year-to-date.

2Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, and through to June 30, 2023, Sprott Asset Management LP and Sprott Asset Management USA Inc. was the investment adviser and investment sub-adviser, respectively, of the Fund. See SUBSEQUENT EVENTS.

3Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Total Return Index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Past performance is no guarantee of future results. The Table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

2 | June 30, 2023

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Whitney George

Dear Fellow Shareholders,

During the first half of 2023, Sprott Focus Trust (FUND) appreciated 3.30% on a Net Asset Value (NAV) basis and 2.92% on a market total return basis. While FUND’s performance was in the range of what we expected as we entered 2023, it compares poorly to the 16.17% appreciation for the benchmark Russell 3000 Total Return Index. We were surprised by the equity market’s rapid, yet very narrow rise in the face of rising interest rates, sticky inflation and unsettling political and financial headlines.

The equity market’s rise occurred predominately in the second quarter and was sparked by the promise of all things AI (artificial intelligence). In our view, the rush into just a few AI-focused technology companies has left the market generals dangerously ahead of their troops and given investors a distorted picture of the stock market’s general health. As of this writing, five companies comprise 24% of the entire S&P 500 Index: Apple, Microsoft, Google, Amazon and NVIDIA. These top five companies drove market performance, leaving 495 companies behind with relatively flat returns for the first half. If one looks further into the market’s concentration, the top 1% of all stocks in the Russell 3000 Index (30 names) comprise more than 40% of its weight. For reference, while there is no equal weight calculation for the Russell 3000 Index, the Russell 2000 Index equal weight return was 3.11% and the Russell 1000 equal weight return was 5.28% in the first half of 2023. It has been 50 years since so few securities have been so dominant. In the spring of 1973, five stocks also made up 24% of the S&P 500 Index. AT&T, Eastman Kodak, Exxon, General Motors and IBM were one decision investments by the end of an era known as the Nifty Fifty. What followed soon after was a vicious bear market in 1973 through 1974. While we are hopeful that the current imbalances will work themselves out through a broadening of the equity bull market, we are mindful of the less pleasant lessons of history.

In my annual letter to Sprott Inc. (the parent company of FUND’S investment advisor) shareholders, I expressed our view that the Federal Reserve (“Fed”) would keep interest rates higher for longer as it continues to fight inflation. I also noted that the Fed’s medicine would ultimately be more toxic than the disease because the forces driving inflation are structural and not easily defeated. Since March 2023, we have witnessed several examples of what we were expecting. Steadily rising interest rates and tightening liquidity conditions caused the collapse of Silicon Valley Bank and Signature Bank, the emergency UBS buyout of Credit Suisse Group AG and the FDIC regulator seizure of First Republic Bank and subsequent sale to JPMorgan Chase & Co. Together, these developments offered the clearest signs that one year into the Fed’s quantitative tightening program, the financial system is struggling to deal with higher interest rates. In response to the banking crisis, the Fed implemented new programs to insure deposits beyond the $250,000 level and allow banks to pledge their holdings in government bonds at maturity value rather than market value. The net effect was to reverse most of the quantitative tightening accomplished while creating a form of yield curve control.

Finally, we averted a first-ever default by the U.S. government in June by lifting the debt ceiling limit, which allows the government to continue borrowing to pay its bills until January 1, 2025. We expect this may turn out to be permanent. Fiscal spending continues to ramp up to the point where government spending now represents 27% of the total economy (as measured by GDP, gross domestic product). Tax receipts continue to decline as deficits widen. In summary, we found little in 2023’s first half to justify the price earnings multiple expansion among a select group of mega-capitalization stocks that have been driving markets. While equity and fixed-income markets broadly shrugged off the banking stress and posted gains during the period, we believe leveraged commercial real estate and pension funding are two obvious areas that bear watching.

Portfolio Activity

The first half of 2023 was not a great environment for value-oriented stock buyers like us, as the rising share prices of many higher-quality companies propelled valuations above our disciplined buy targets. During the six months, we added only one new position and liquidated one small position. In May, we initiated an R&D (research and development) position in CF Industries Holdings, Inc. following a 45% decline from its August 2022 share price high due to the precipitous fall in the nitrogen fertilizer price CF Industries produces. Although there were fundamental reasons for the spike in nitrogen fertilizer prices before Russia invaded Ukraine in February 2022, the war’s impact on natural gas prices and the diminished supply availability made nitrogen fertilizer prices unsustainable. Extreme highs in commodity prices are sometimes followed by dramatic declines after supply and demand dynamics reverse the discrepancy. Market volatility related to short-term extreme situations can create wonderful buying opportunities in quality companies for disciplined value investors, as we believe is the case with CF Industries.

In short, fertilizers enhance plant growth, providing nutrients to supplement those found naturally in soil. There are three main types: nitrogen, which enhances leaf growth; phosphate, which helps root growth; and potash, which fosters stem growth and plant water movement. In terms of crop inputs, which also include seed and insecticide, nitrogen is by far the most important input to farmers, followed by seed and insecticide (phosphate and potash are least important when farm budgets are constrained by low crop prices). Nitrogen fertilizer is made using the Haber-Bosch process, developed over a century ago to create ammonia by heating and pressurizing nitrogen from the air combined with natural gas (methane). The resulting ammonia is processed further into nitrogen fertilizer in both liquid and granular forms. Urea is the most produced and consumed nitrogen fertilizer globally and a key product for CF Industries. Founded in 1946 as the Central Farmers Fertilizer Company, CF Industries today is the largest producer of ammonia in the world and among the largest nitrogen fertilizer producers, with nine manufacturing plants in the U.S., Canada and the UK. CF Industries achieves the lowest delivered cost per ton by leveraging its industry-leading asset utilization and productivity alongside an extensive multimode distribution network to lower logistics costs.

While low-cost producers like CF Industries typically mitigate the risk of a permanent capital loss during inevitable market downturns, profitability through the cycle is also greater than competitors, allowing for opportunities to gain market share and increase sustainable competitive advantages. With limited spare capacity for nitrogen supply and consistent and high-priority demand from farmers, we expect the price of nitrogen to remain well supported for at least the next three years. We believe CF

3 | June 30, 2023

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Industries is best placed among industry players to reap the benefits of this multi-year setup. Furthermore, the company’s depressed valuation, significant free cash generation and nearly debt-free balance sheet should enable it to create significant shareholder value.

A small position in Lam Research Corporation, which we indicated a year ago that we had begun to nibble on, was sold as the share price rocketed away from our buy target amid the ebullience surrounding AI technology stocks in the first half of 2023.

Performance Contributors and Detractors

Top Contributions to Performance Year-to-date through 6/30/2023 (%)[1]
Vishay Intertechnology, Inc.	1.61
Reliance Steel & Aluminum Co.	1.42
Artisan Partners Asset Management, Inc. Class A	1.34
Thor Industries, Inc.	1.21
Nucor Corporation	1.06
[1]Includes dividends

Top Detractors from Performance Year-to-date through 6/30/2023 (%)[1]
Helmerich & Payne, Inc.	-1.17
Pason Systems Inc.	-1.09
Buckle, Inc.	-0.71
Cal-Maine Foods, Inc.	-0.50
AerSale Corporation	-0.38
[1]Net of dividends

Figure 1

Figure 1 shows which positions contributed and detracted the most from FUND’s aggregate performance in the first half of 2023. Vishay Intertechnology was FUND’s top contributor for the six-month period, with the company share price gaining 37% despite a challenging near-term operating environment. Significant change is afoot as longtime CEO Dr. Gerald Paul retired and 32-year company veteran Joel Smejkal took the reins. Smejkal didn’t waste time articulating his vision for the new Vishay, explaining on the recent Q1 results call, “Under my leadership, we’re going to reorient Vishay from an operations-focused company to a customer- and market-focused company, from a cash flow management business to a P&L-driven company, while upholding our capital return policy, from a company that fulfills company orders to one that anticipates customer need and is ready to support, from a company focused on the present to one that is forward looking, and from a proficient organization to one that’s dynamic and rewards risk taking.” This describes about as abrupt a change in corporate culture as any we have witnessed over the years. Smejkal’s long and varied experience with Vishay, from engineering, marketing, sales, operations and business development, gives him a broad understanding of Vishay’s entire business from which to drive such a shift in orientation. While it will take time for tangible evidence of progress, the market seems to have rewarded Vishay’s shares with at least a modicum of expected future benefit. In addition, FUND’s steel holdings in Reliance Steel & Aluminum and Nucor contributed meaningfully to performance in the first half, with company share prices gaining 35% and 25%, respectively. Reliance Steel & Aluminum, the largest metals service center and steel product distributor in North America, reported significantly stronger-than-normal recovery in shipments for the first quarter, especially in its largest end-market of non-residential construction. The company cited growing demand from new projects in public infrastructure, manufacturing and renewable energy as drivers of the strong recovery in shipments. We believe capital allocation has been equally stellar, as the company has eliminated nearly all its $2.1 billion in net debt since 12/31/2018 and repurchased more than 22% of its outstanding shares over the same period. These shareholder-friendly moves illustrate our confidence in Reliance Steel’s management and board to continue to prioritize shareholder value creation in the years to come. Nucor shares benefited from similar policy-driven dynamics present across the steel industry in non-residential construction, including infrastructure (e.g., Bipartisan Infrastructure Law), onshoring of manufacturing (e.g., CHIPS Act) and the energy transition (e.g., Inflation Reduction Act). While Nucor has not deleveraged to the same extent as others, it has built up a nearly $5 billion war chest of cash and has repurchased approximately 20% of its shares outstanding in the last five years, illustrating its proficiency in capital allocation and shareholder value creation.

Shares in Artisan Partners Asset Management returned 37% during the first six months of the year on the back of strong equity markets since more than 90% of its assets under management (AUM) are in equity strategies. Artisan Partners’ first quarter ending AUM of $138.5 billion was an 8% net improvement versus the end of the fourth quarter of 2022, primarily from market-related gains, offset slightly by modest net outflows of $1.2 billion. With the significant increase in interest rates, Artisan Partners’ management is excited about its nascent fixed-income strategies, which have been quietly building a peer-leading track record. The Artisan High Income Fund ranked fifth out of 338 in its Lipper High-Yield Category as of year-end 2022. Given the new interest rate regime globally, management believes its fixed-income business is at an inflection point, perhaps partially explaining the strength in its shares this year. Lastly, THOR Industries’ share price gained more than 37% in the first half, as strength in its European business offset weakness in North America. Recreational Vehicle (RV) sales in Europe increased 20% during the most recent quarter versus the same period one year ago, driven by a 22% increase in net price per unit, while unit shipments declined by a modest 2.5%. This resilient demand compared favorably to the North American segment, where Towable RV net sales were down 57% and Motorized RV net sales were down 24% over the same period. Shares in THOR Industries had already discounted the challenging environment, following a 50% decline from its March 2021 peak, while increased activity on RV dealer lots gave investors cause for optimism. In addition, Thor’s flexible business model enables it to quickly adapt to changing market conditions, which has helped THOR preserve margins in previous cyclical downturns in RV demand.

Helmerich & Payne was FUND’s top detractor during the period as HP shares fell more than 26%, detracting 1.17% from FUND’s overall performance. As the largest provider of super-spec drilling rigs to the oil and gas industry in the U.S., shares in Helmerich & Payne are often driven by the near-term outlook for drilling activity, which is influenced by the price of crude oil. Against the backdrop of tepid drill rig activity and lower oil and gas prices in 2023, Helmerich & Payne shares struggled to buck this trend. The

4 | June 30, 2023

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

company’s most recent financial results showed the strength of its business as Helmerich & Payne was able to generate prodigious free cash flow, pay both its regular and a special dividend, in addition to repurchasing more than 3% of its shares outstanding so far this fiscal year. Another of our energy-related service providers, Pason Systems, detracted from FUND’s performance as its shares declined more than 26% in the first half. This decline contradicts Pason Systems’ strong operating performance, as revenue per industry day hit a new record during the period due to increased adoption and pricing. While overall drilling activity in the U.S. has softened in recent months, the outlook for continued growth in drilling, based on basic supply and demand principles, is positive, according to company management. Factors influencing this optimism include significant draws from storage and the inventory of drilled but uncompleted wells (DUCs) below sustainable levels. These conditions cannot persist in perpetuity while oil demand exceeds pre-COVID-pandemic levels.

Shares in high-end casual and denim apparel retailer The Buckle, Inc. declined 17% in the first half of 2023, given the deteriorating outlook for consumer spending as fears of a recession drove shares of most retailers lower. Buckle’s most recent results showed a modest 8.5% decline in revenues and an associated 14% rise in inventories versus one year ago. However, the company’s large net cash balance sheet and deeply discounted valuation bolstered our confidence in Buckle’s management to navigate any potential slowdown. Shares in leading fresh shell egg producer Cal-Maine Foods, Inc. declined 11% as the extremely elevated price of eggs for much of 2022 continued to resume more normal levels, impacting analyst expectations for Cal-Maine’s operating results this year. Furthermore, as feed costs have remained elevated, the impact on operating margins could be quite negative. Cal-Maine’s net cash balance sheet should provide the company with the financial resources to consolidate smaller privately owned egg producers during the unfolding down cycle, as it has done very well over the years. Finally, shares in aviation aftermarket services and sales company AerSale Corporation detracted slightly from FUND’s performance as investors grew frustrated by the company’s pace of feedstock acquisitions, asset sales and the ongoing delay of Federal Aviation Administration (FAA) approval of its AerAware product. We believe that AerSale’s experienced and disciplined management is smart to exercise patience by not overpaying for feedstock acquisitions. Asset sales should pick up in the second half, and FAA approval of AerAware is expected imminently. The long-term growth opportunity from AerAware could transform its business, unlocking significant value as the technology is deployed.

Top 10 Positions (% of Net Assets)
Reliance Steel & Aluminum Co.	4.9
Vishay Intertechnology, Inc.	4.9
Nucor Corporation	4.9
Westlake Corporation	4.7
Artisan Partners Asset Management, Inc. Class A	4.7
Steel Dynamics, Inc.	4.5
Helmerich & Payne, Inc.	4.2
Pason Systems Inc.	4.1
Berkshire Hathaway Inc. Class B	4.0
Federated Hermes, Inc. Class B	4.0

Portfolio Sector Breakdown (% of Net Assets)
Materials	36.3
Energy	15.3
Financials	15.3
Real Estate	8.8
Consumer Discretionary	6.7
Technology	5.8
Industrials	4.3
Cash & Cash Equivalents	4.0
Consumer Staples	3.6

Figure 2

As of June 30, 2023, FUND was invested in 34 equity positions and held 4.0% in cash and cash equivalents. Cash is a by-product of the opportunity set we perceive in markets today, and our low cash position reflects our confidence in the long-term prospects of the securities we own. As shown in Figure 2, the Materials sector was Fund’s greatest exposure at 36.3%. The long-term case for mining stocks in both precious and base metals continues. However, we are closely watching economic activity and the impact an unfolding slowdown will have on miners and drilling contractors. Energy and Financial Services, both at 15.3%, comprised the next-largest sector exposures. Eight of the previous period’s 10 largest positions remain, with the current top 10 holdings comprising 45.1% of net assets, slightly less than six months ago (46.2%).

5 | June 30, 2023

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Portfolio Diagnostics
Fund Net Assets	$253 million
Number of Holdings	34
2023 Annual Turnover Rate	13.63%
Net Asset Value	$8.50
Market Price	$7.95
Average Market Capitalization[1]	$3.2 billion
Weighted Average P/E Ratio[2,3]	10.01x
Weighted Average P/B Ratio[2]	1.62x
Weighted Average Yield	2.96%
Weighted Average ROIC	24.60%
Weighted Average Leverage Ratio	2.07x
Holdings ≥75% of Total Investments	19
U.S. Investments (% of Net Assets)	76.01%
Non-U.S. Investments (% of Net Assets)	23.99%

1Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which management believes offers a more accurate measure of average market cap than a simple mean or median.

2Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3The Fund’s P/E ratio calculation excludes companies with zero or negative earnings.

Figure 3

Outlook

As of this writing, we are encouraged to see the general equity markets broadening out to benefit many of our holdings, but we remain cautious in the medium term. Inflation is moderating with some easy comparisons against last year’s numbers. Following the Fed’s most recent 0.25% rate hike (July 26), markets are likely convinced that we are at the end of the Fed’s rate hiking campaign. As mentioned in prior reports, we believe the current deflationary trend might be transitory due to inflation’s structural roots in deglobalization and decarbonization. But, we do agree that short-term interest rates may be peaking. Potential accidents beyond banks in commercial real estate and pension funding will continue to factor into monetary decisions. The higher interest costs on the U.S. government debt burden alone should be factored into future decisions as they significantly contribute to mounting deficits.

We are equally interested in the path of the U.S. dollar, which has been declining for nine months. For years, some have predicted the decline of the U.S. dollar’s global reserve status with nothing to prove the theory. There is now proof, given that more international trade deals are being conducted using non-U.S. dollar domestic currencies among the competing countries or trade blocks. A cheaper U.S. dollar will provide some debt relief for much of the world, including the U.S. However, it will keep inflation elevated, providing a tailwind for hard assets investments, an outcome we will welcome.

Despite the relatively sluggish start to 2023, we are very comfortable with FUND’s positioning at midyear. Our investments are financially secure with high operating leverage and many are trading at discounts to what we believe are their absolute values and significant bargains to market averages.

As always, many thanks to the Sprott Team for its daily support, particularly Matt Haynes for his contributions to this letter. And mostly, thank you to all our loyal and patient fellow shareholders.

Sincerely,

W. Whitney George

Senior Portfolio Manager

July 27, 2023

6 | June 30, 2023

Sprott Focus Trust

Performance Review (Unaudited)

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-/mid-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2023 to date.

Calendar Year Total Returns (%)

Year	Fund (NAV)	Year	Fund (NAV)
2022	0.1	2010	21.8
2021	22.9	2009	54.0
2020	6.8	2008	-42.7
2019	32.7	2007	12.2
2018	-17.0	2006	15.8
2017	18.5	2005	13.7
2016	24.8	2004	29.3
2015	-11.1	2003	54.3
2014	0.3	2002	-12.5
2013	19.7	2001	10.0
2012	11.4	2000	20.9
2011	-10.5	1999	8.7

Past performance is no guarantee of future results. The Table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

7 | June 30, 2023

Sprott Focus Trust

History Since Inception (Unaudited)

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. The following table also sets forth the amount of any return of capital, if any, to shareholders during a fiscal year. This table should be read in conjunction with the Performance Review of the Fund.

History		Amount Reinvested	Purchase Price[1]	Shares	Nav Value[2]	Market Value[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.15		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.15		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Annual distribution total $0.46		6.870	403	51,523	45,688
2020	Annual distribution total $0.55		6.038	603	55,033	46,996
2021	Annual distribution total $0.76		8.183	633	67,517	64,018
2022	Annual distribution total $0.54		7.965	500	67,448	63,317
2023	Year-to-date distribution total $0.25		7.840	253	69,677	65,169
6/30/2023		$7,044		8,197

1The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

2Values are stated as of December 31 of the year indicated, after reinvestment of distributions, unless otherwise indicated.

3Includes a return of capital.

8 | June 30, 2023

Sprott Focus Trust

Distribution Reinvestment and Cash Purchase Options (Unaudited)

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plan.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non- certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

Are there tax consequences when participating in Distribution Reinvestment Cash Purchase Plan?

Dividends are taxable regardless of whether you take them in cash or reinvest them in the mutual fund that pays them out. You incur the tax liability in the year in which the dividends are reinvested.

9 | June 30, 2023

Sprott Focus Trust

Schedule of InvestmentsJune 30, 2023 (Unaudited)

See Notes to Financial Statements.

Security Description	Shares	Value
COMMON STOCKS (96.05%)
Consumer Discretionary (6.70%)
Automobiles (3.07%)
THOR Industries, Inc.(a)	75,000	$7,762,500
Specialty Retail (3.63%)
Buckle, Inc. (The)	265,000	9,169,000

Total Consumer Discretionary (Cost $9,976,638)		16,931,500

Consumer Staples (3.56%)
Food Products (3.56%)
Cal-Maine Foods, Inc.	200,000	9,000,000

Total Consumer Staples (Cost $7,311,333)		9,000,000

Energy (12.43%)
Energy Equipment & Services (8.82%)
Helmerich & Payne, Inc.	300,000	10,635,000
Pason Systems, Inc.	1,200,000	10,408,001
Smart Sand, Inc.(b)	750,000	1,230,000
		22,273,001
Oil, Gas & Consumable Fuels (3.61%)
Exxon Mobil Corp.	85,000	9,116,250

Total Energy (Cost $24,659,101)		31,389,251

Financials (15.27%)
Capital Markets (11.22%)
Artisan Partners Asset Management, Inc.(a)	300,000	11,793,000
Ashmore Group plc	1,500,000	3,962,398
Federated Hermes, Inc.	285,000	10,217,250
Value Partners Group Ltd.	7,500,000	2,364,089
		28,336,737

Financial Services (4.05%)
Berkshire Hathaway, Inc.(b)	30,000	10,230,000

Total Financials (Cost $30,878,333)		38,566,737

Industrials (4.25%)
Aerospace & Defense (2.76%)
AerSale Corp.(b)	475,000	6,982,500

Marine Transportation (1.49%)
Clarkson plc	100,000	3,759,198

Total Industrials (Cost $7,573,316)		10,741,698

Security Description	Shares	Value
Information Technology (5.85%)
Electronic Equipment, Instruments & Components (4.89%)
Vishay Intertechnology, Inc.	420,000	$12,348,000

Semiconductors & Semiconductor Equipment (0.96%)
Cirrus Logic, Inc.(b)	30,000	2,430,300

Total Information Technology (Cost $10,116,267)		14,778,300

Materials (39.21%)
Chemicals (5.41%)
CF Industries Holdings, Inc.	25,000	1,735,500
Westlake Chemical Corp.(a)	100,000	11,947,000
		13,682,500

Metals & Mining (33.80%)
Agnico Eagle Mines Ltd.	160,000	7,996,800
Barrick Gold Corp.	200,000	3,386,000
Centamin plc	3,200,000	3,704,334
DDH1 Ltd.	13,000,000	7,231,060
Gemfields Group Ltd.(a)	13,000,000	2,569,436
Major Drilling Group International, Inc.(b)	1,120,000	7,727,345
Nucor Corp.	75,000	12,298,500
Pan American Silver Corp.	200,000	2,916,000
Reliance Steel & Aluminum Co.	46,000	12,493,140
Schnitzer Steel Industries, Inc.	305,000	9,146,950
Seabridge Gold, Inc.(b)	360,000	4,338,000
Sims Ltd.(a)	13,500	141,640
Steel Dynamics, Inc.	105,000	11,437,650
		85,386,855

Total Materials (Cost $74,999,658)		99,069,355

Real Estate (8.78%)
Real Estate Management & Development (8.78%)
FRP Holdings, Inc.(b)	125,000	7,196,250
Kennedy-Wilson Holdings, Inc.	580,000	9,471,400
Marcus & Millichap, Inc.	175,000	5,514,250
		22,181,900

Total Real Estate (Cost $17,835,986)		22,181,900

TOTAL COMMON STOCKS (Cost $183,350,632)		242,658,741

10 | June 30, 2023

Sprott Focus Trust

Schedule of InvestmentsJune 30, 2023 (Unaudited)

See Notes to Financial Statements.

Security Description	Shares	Value
Repurchase Agreement (3.92%)
Fixed Income Clearing Corporation, 1.52% dated 06/30/23, due 07/03/23, maturity value $9,905,451 (collateralized by obligations of various U.S. Treasury Note, 2.25% due 03/31/26, valued at $10,102,333)		$9,904,196

Total Repurchase Agreements (Cost $9,904,196)		9,904,196

Securities Lending Collateral (0.00%)
State Street Navigator Securities Lending Government Money Market Portfolio(c)	7,500	7,500

Total Securities Lending Collateral (Cost $7,500)		7,500

TOTAL INVESTMENTS (99.97%) (Cost $193,262,328)		252,570,437
OTHER ASSETS IN EXCESS OF LIABILITIES (0.03%)		64,163
NET ASSETS – 100.0%		$ 252,634,600

(a)Security (or a portion of the security) is on loan. As of June 30, 2023, the market value of securities loaned was $20,559,206. The loaned securities were secured with cash collateral of $7,500 and non-cash collateral with a value of $20,968,736. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(b)Non-Income producing.

(c)Represents an investment of securities purchased from cash collateral received from lending of portfolio securities.

11 | June 30, 2023

Sprott Focus Trust

Statement of Assets and LiabilitiesJune 30, 2023 (Unaudited)

See Notes to Financial Statements.

ASSETS:
Investments, at value	$242,666,241
Repurchase agreements (at cost and value)	9,904,196
Foreign currency at value	92,395
Cash	25,000
Receivable for dividends and interest	222,493
Receivable for securities lending income	752
Prepaid expenses and other assets	11,826
Total Assets	252,922,903
LIABILITIES:
Obligation to return securities lending collateral	7,500
Payable for investments purchased	157
Payable for investment advisory fee	207,283
Fund shares redeemed	25,519
Audit fees	18,448
Legal fees	7,042
Administration fees	2,780
Accrued expenses	19,574
Total Liabilities	288,303
Net Assets	$252,634,600

NET ASSETS CONSIST OF:
Paid-in capital	$192,246,952
Total distributable earnings	60,387,648
Net Assets	$252,634,600

Investments (excluding repurchase agreements), at cost	$183,358,132
Foreign currenCY, at cost	$92,388

pricing of shares
Net Assets	$252,634,600
Shares of beneficial interest outstanding (150,000,000 shares authorized, par value $0.01 per share)	29,711,725
Net Asset Value per share	$8.50

12 | June 30, 2023

See Notes to Financial Statements.

Sprott Focus Trust

Statement of OperationsFor the Period January 1, 2023 Through June 30, 2023 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$4,748,824
Interest	51,504
Securities lending income, net of fees	3,486
Total investment income	4,803,814

EXPENSES:
Investment advisory fees (See Note 7)	1,276,624
Stockholders reports	35,867
Custody and transfer agent fees	35,617
Other expenses	31,556
Legal Fees	20,920
Administrative fees	18,545
Audit fees	18,448
Directors’ fees	12,788
Total expenses	1,450,365
Compensating balance credits	(277)
Net expense	1,450,088
Net Investment Income/(loss)	3,353,726

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	3,293,600
Net realized gain/(loss) on foreign currency transactions	(12,702)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	1,215,027
Net change in unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currency	(29)
Net realized and unrealized gain/(loss) on investments and foreign currency	4,495,896
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,849,622

(a)Net of foreign tax withholding in the amount of $92,705.

13 | June 30, 2023

See Notes to Financial Statements.

Sprott Focus Trust

Statements of ChangesJune 30, 2023

	For the Six Months Ended June 30, 2023 (unaudited)	For the Year Ended December 31, 2022
INVESTMENT OPERATIONS:
Net investment income/(loss)	$3,353,726	$3,856,410
Net realized gain/(loss) on investments and foreign currency	3,280,898	8,947,147
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	1,214,998	(13,614,631)
Net increase/(decrease) in net assets from investment operations	7,849,622	(811,074)

DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(7,290,882)	(15,842,950)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	3,939,645	7,095,171
Shares redeemed	(6,057,870)	(4,934,619)
Net increase/(decrease) from capital share transactions	(2,118,225)	2,160,552
Net increase/(decrease) in net assets	(1,559,485)	(14,493,472)

NET ASSETS:
Beginning of period	254,194,085	268,687,557
End of period	$252,634,600	$254,194,085

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	29,940,765	29,614,310
Shares reinvested	501,844	889,667
Shares redeemed	(730,884)	(563,212)
Shares outstanding, end of period	29,711,725	29,940,765

14 | June 30, 2023

Sprott Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

For a Share Outstanding Throughout the Periods Presented	For the Six Months Ended June 30, 2023 (unaudited)		For the Year Ended Dec. 31, 2022	For the Year Ended Dec. 31, 2021	For the Year Ended Dec. 31, 2020		For the Year Ended Dec. 31, 2019	For the Year Ended Dec. 31, 2018
Net Asset Value, Beginning of Period	$8.49		$9.07	$8.08	$8.30		$6.69	$8.93

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.11		0.13	0.16	0.15		0.12	0.17
Net realized and unrealized gain/(loss) on investments and foreign currency	0.15		(0.16)	1.57	0.24		1.99	(1.67)
Total from investment operations	0.26		(0.03)	1.73	0.39		2.11	(1.50)

DISTRIBUTIONS:
Net investment income	(0.25)		(0.10)	(0.35)	(0.33)		(0.07)	(0.24)
Net realized gain on investments and foreign currency	—		(0.44)	(0.41)	(0.22)		(0.39)	(0.45)
Total distributions	(0.25)		(0.54)	(0.76)	(0.55)		(0.46)	(0.69)

CAPITAL STOCK TRANSACTIONS:
Effect of share repurchase program(a)	0.01		0.01	0.06	0.00	(b)	—	—
Effect of reinvestment of distributions by Common Stockholders(a)	(0.01)		(0.02)	(0.04)	(0.06)		(0.04)	(0.05)
Total capital stock transactions	—		(0.01)	0.02	(0.06)		(0.04)	(0.05)
Net increase/(decrease) in net asset value	0.01		(0.58)	0.99	(0.22)		1.61	(2.24)
Net Asset Value, End of Period	$8.50		$8.49	$9.07	$8.08		$8.30	$6.69
Market Value, End of Period	$7.95		$7.97	$8.60	$6.90		$7.36	$5.78
TOTAL RETURN(c)
Net Asset Value	3.29%	(d)	0.08%	22.93%	6.80%		32.67%	(17.01)%
Market Value	2.92%	(d)	(0.91)%	36.49%	2.86%		36.17%	(19.15)%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:

Investment Advisory fee expense	1.00%	(e)	1.00%	1.00%	1.00%		1.00%	1.00%
Other operating expenses	0.14%	(e)	0.14%	0.12%	0.18%		0.11%	0.24%
Expenses prior to balance credits	1.14%	(e)	1.14%	1.12%	1.18%		1.11%	1.24%
Net expenses	1.14%	(e)	1.14%	1.12%	1.18%		1.11%	1.20%
Net investment income/(loss)	2.63%	(e)	1.50%	1.70%	2.04%		1.57%	2.00%
SUPPLEMENTAL DATA:
Net assets applicable to common stockholders, end of period (‘000)	$252,635		$254,194	$268,688	$242,901		$235,322	$181,749
Portfolio Turnover Rate	6%	(d)	20%	22%	35%		30%	31%

(a)Calculated using average shares outstanding during the period.

(b)Represents less than $0.005.

(c)The Net Asset Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period using net asset value. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Market Value Total Return is calculated on the same basis, except that the Fund’s market value is used on the purchase and sale dates instead of net asset value.

(d)Not annualized.

(e)Annualized.

See Notes to Financial Statements.

15 | June 30, 2023

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2023

1. Organization

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP (the “Adviser”) has had investment management responsibility for the Fund from the close of business on March 6, 2015 through the date of this Report. See Subsequent Events. Royce & Associates, LLC was the Fund’s previous investment manager.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

At June 30, 2023, officers, employees of Sprott Inc. and its subsidiaries, Fund directors, and other affiliates owned approximately 48% of the Fund.

A. Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

B. Portfolio Valuation and Methodologies

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. All exchange traded securities are valued using the last trade or closing sale price from the primary publicly recognized exchange. If no current closing sale price is available, the mean of the closing bid and ask price is used. If no current day price quotation is available, the previous business day’s closing sale price is used. Investments in open-end mutual funds such as money market funds are valued at the closing NAV. Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of the Fund’s investment, or in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Adviser’s policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Adviser of the Fund as the valuation designee for the Fund. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Fair Value Policies and Procedures as reflecting fair value. The Adviser has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments.

C. Fair Value Hierarchy

The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for fair valued investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –quoted prices in active markets for identical securities.

Level 2 –other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

Level 3 –significant unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16 | June 30, 2023

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2023

The following is a summary of the Fund’s investments as of June 30, 2023 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$242,658,741	$—	$—	$242,658,741
Repurchase Agreements	—	9,904,196	—	9,904,196
Securities Lending Collateral	7,500	—	—	7,500
Total	$242,666,241	$9,904,196	$—	$252,570,437

There were no transfers between levels for investments held at the end of the period.

D. Investment Transactions and Related Investment Income

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

E. Expenses

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by the Adviser are allocated equitably.

F. Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned (interest accrued) on positive cash balances. The amount of credits earned on the Fund’s cash on deposit amounted to $277 for the period ended June 30, 2023.

3. RISKS

A. Common Stock

The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.

B. Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

C. Foreign Currency

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

17 | June 30, 2023

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2023

D. Metals and Mining Industry Risk

Companies in the metals and mining industry are susceptible to fluctuations in worldwide metal prices and extraction and production costs. In addition, metals and mining companies may have significant operations in areas at risk for social and political unrest, security concerns and environmental damage. These companies may also be at risk for increased government regulation and intervention. Such risks may adversely affect the issuers to which the Fund has exposure.

4. Taxes

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

5. Distributions

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Distributions are recorded on ex-dividend date and to the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year-end is distributed in the following year.

6. Capital Stock

The Fund issued 501,844 and 889,667 shares of Common Stock as reinvestments of distributions for the six months ended June 30, 2023 and year ended December 31, 2022, respectively.

On June 9, 2023, the Board of Directors authorized the Fund to repurchase 5% of shares of the Fund until June 30, 2024. Any such repurchase would take place at the prevailing prices in the open market or in other transactions.

The following table summarizes the Fund’s share repurchases under its share repurchase program for the period ended June 30, 2023 and the year ended December 31, 2022, respectively:

	For period ended June 30, 2023	For year ended December 31, 2022
Dollar amount repurchased	$ 6,057,870	$ 4,934,619
Shares repurchased	730,884	563,212
Average price per share (including commission)	$8.21	$8.68
Weighted average discount to NAV	5.74%	5.09%

7. Investment Advisory Agreement

The Investment Advisory Agreement between the Adviser and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $ 1,276,624 to the Adviser for the period ended June 30, 2023. The Adviser, on behalf of the Fund, had entered into a Sub-Advisory Agreement with Sprott Asset Management USA Inc. (the “Sub-Adviser”), an affiliate of the Adviser. The Sub-Adviser did not receive a separate sub-advisory fee under the Sub-Advisory Agreement for the period ending June 30, 2023.

8. Purchases and Sales of Investment Securities

For the six months ended June 30, 2023, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $15,293,952 and $23,347,258, respectively.

18 | June 30, 2023

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2023

9. Lending of Portfolio Securities

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments. Collateral for securities on loan is at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As June 30, 2023, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties. When the Fund engages in securities lending, the Fund will retain a portion of the securities lending income and remit the remaining portion to State Street as securities lending agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. State Street bears all operational costs directly related to securities lending.

As of June 30, 2023, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$ 20,559,206	$ 7,500	$ 20,968,736	$20,976,236

The following table presents financial instruments, net of the related collateral received by the Portfolio as of June 30, 2023.

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$20,559,206	$—	$(20,559,206)	$—

(a)Represents market value of loaned securities at period end.

(b)The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of June 30, 2023, with a contractual maturity of overnight and continuous.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between June 30, 2023 and the date the financial statements were issued.

Effective July 1, 2023, Sprott Asset Management USA Inc. replaced Sprott Asset Management LP as investment adviser to the Fund. Both companies are subsidiaries of Sprott Inc.

19 | June 30, 2023

Sprott Focus Trust

Directors and Officers (Unaudited)

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J 2J1.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
W. Whitney George 1958	Director[1], Senior Portfolio Manager	Since 2015	Chief Executive Officer of Sprott Inc. since June 2022; President of Sprott Inc. from January 2019 to June 2022; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc.	1	None
Michael W. Clark 1959	Director	Since 2015	Private Investor since 2023; Partner Hourglass Vineyards since 2004; President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company from 2005 to December 2022.	10	None
Peyton T. Muldoon 1969	Director	Since 2017	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm since 2011.	10	None
Leslie Barrett 1965	Director	Since 2022	Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	10	None
James R. Pierce, Jr. 1956	Director	Since 2015	Retired Since December 2022; Former Chairman of Marsh JLT Specialty Insurance Services, from September 2014 to December 2022.	10	None
Thomas W. Ulrich 1963	President, Secretary, Chief Compliance Officer	Since 2015

Managing Partner, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); Chief Compliance Officer of Sprott Global Resource Investments Ltd. (October 2012 to December 2022).

Varinder Bhathal 1971	Treasurer	Since 2017

Chief Financial Officer of Sprott Asset Management LP since Dec 2018; Managing Partner, Corporate Finance and Investment Operations of Sprott Inc. since Oct 2017; Vice President, Finance of Sprott Inc. Dec 2015 to Oct 2017.

1Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to several relationships including his position as Chief Executive Officer of Sprott, Inc.

The Statement of Additional Information has additional information about the Fund’s Directors and is available without charge, upon request, by calling (203) 656-2430.

20 | June 30, 2023

Sprott Focus Trust

Notes to Performance and Other Important Information (Unaudited)

Sector Weightings and Indexes

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

Price-Earning Ratios

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•the Fund’s future operating results

•the prospects of the Fund’s portfolio companies

•the impact of investments that the Fund has made or may make

•the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and

•the ability of the Fund’s portfolio companies to achieve their objectives.

This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The thoughts expressed in this report concerning recent market movement and future outlook are solely the opinion of Sprott at June 30, 2023 and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2023 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

The Fund has based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

On June 9, 2023, the Board of Directors authorized the Fund to repurchase 5% of shares of the Fund until June 30, 2024. Any such repurchase would take place at the prevailing prices in the open market or in other transactions.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

21 | June 30, 2023

Sprott Focus Trust

Notes to Performance and Other Important Information (Unaudited)

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

Quarterly Portfolio Disclosure

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

Distribution Information – As of June 30, 2023

The 19(a) Notices in the Appendix provides shareholders with information regarding fund distributions. A shareholder should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The amounts and sources of distributions reported in the 19(a) Notices are only estimates and are not being provided to shareholders for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

The Fund may in certain periods distribute more than its income and net realized capital gains. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance. For example, if the Fund generates a positive total return during a reporting period that is commensurate with its distribution rate, and realizes net gains by selling portfolio securities, a substantial portion of its distribution will likely be characterized as capital gains; but if the Fund generated such commensurate returns but instead did not realize net gains by selling portfolio securities during that period, then a substantial portion of its distributions in most cases would largely be characterized as a “return of capital”, despite the fact that the distributions were commensurate with those positive returns. Neither a capital gain distribution nor a return of capital distribution should be confused with “yield” or “income.”

More details about the Funds’ distributions and the basis for these estimates are available on www.sprott.com.

22 | June 30, 2023

Sprott Focus Trust

APPENDIX

2023 19(a) Notices

SPROTT FOCUS TRUST, INC.

Sprott Asset Management LP
Suite 2600, South Tower
Royal Bank Plaza
200 Bay Street
Toronto, Ontario
Canada M5J 2J1
Tel: (855) 943-8099
Tel: (203) 636-0977

Notification of Sources of Distributions
Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND)
CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on March 24, 2023 to stockholders of record at the close of business on March 13, 2023 (ex-dividend on March 10, 2023). The price of shares issued for reinvestment will be determined on March 17, 2023.

	Distribution Per Share
FUND	$0.1254

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on March 24, 2023 and for 2023 year-to-date are as follows:

Estimated Allocations as of February 28, 2023

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1254	$ 0.0265 (21.13%)	$ 0.0292 (23.29%)	$ 0.0347 (27.67%)	$ 0.0350 (27.91%)

Estimated Allocations for 2023 through February 28, 2023

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1254	$ 0.0265 (21.13%)	$ 0.0292 (23.29%)	$ 0.0347 (27.67%)	$ 0.0350 (27.91%)

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 2/28/2023)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 2/28/2023)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 2/28/2023)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 2/28/2023)[4]
FUND	9.63%	5.58%	5.89%	1.39%

1 **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended February 28, 2023. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

2 **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of February 28, 2023.**

3 **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2022 to February 28, 2023, assuming reinvestment of distributions paid.**

4 **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2023 to February 28, 2023), as a percentage of the Fund's NAV as of February 28, 2023.**

SPROTT FOCUS TRUST, INC.

Sprott Asset Management LP
Suite 2600, South Tower
Royal Bank Plaza
200 Bay Street
Toronto, Ontario
Canada M5J 2J1
Tel: (855) 943-8099
Tel: (203) 636-0977

Notification of Sources of Distributions
Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND)
CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on June 27, 2023 to stockholders of record at the close of business on June 12, 2023 (ex-dividend on June 9, 2023). The price of shares issued for reinvestment will be determined on June 20, 2023.

	Distribution Per Share
FUND	$0.1217

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on June 27, 2023 and for 2023 year-to-date are as follows:

Estimated Allocations as of May 31, 2023

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1217	$ 0.0435 (35.74%)	$ 0.0171 (14.05%)	$ 0.0611 (50.21%)	$ 0.0000 (0.00%)

Estimated Allocations for 2023 through May 31, 2023

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.2471	$ 0.1050 (42.47%)	$ 0.0463 (18.75%)	$ 0.0958 (38.78%)	$ 0.0000 (0.00%)

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 5/31/2023)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 5/31/2023)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 5/31/2023)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 5/31/2023)[4]
FUND	6.94%	6.12%	-4.86%	3.11%

1 **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended May 31, 2023. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

2 **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of May 31, 2023.**

3 **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2022 to May 31, 2023, assuming reinvestment of distributions paid.**

4 **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2023 to May 31, 2023), as a percentage of the Fund's NAV as of May 31, 2023.**

25 | June 30, 2023

Sprott Focus Trust

Board Review and Approval of Investment Advisory and Sub-Advisory Agreements

Board Approval of Investment Advisory Agreement for Sprott Focus Trust, Inc.

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 9, 2023, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders for the Board to approve the Amended Investment Advisory Agreement by and between the Fund and Sprott Asset Management USA, Inc. (the “Adviser”).

In connection with the Board’s review of the Agreement, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Directors”) requested, and the Adviser provided the Board with, information about a variety of matters, including, without limitation, the following information:

•nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Adviser personnel that provide services to the Fund;

•investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;

•fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;

•costs of the services provided, and profits realized by the Advisers;

•and economies of scale.

In connection with the Board’s review of the Agreement, the Independent Directors considered the matters set forth above along with the following information:

•Whitney George’s long portfolio management tenure with the Fund and its historical investment performance;

•Mr. George’s significant ownership and, thus, stake in the Fund; and

•the Advisers’ experience in managing pooled investment vehicles and accounts.

At the June 9, 2023 meeting, the Board and the Independent Directors determined that the continuation of the Agreement was in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreement, the Independent Directors received materials in advance of the Board meeting from the Adviser. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangement by and between the Fund and the Adviser are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided

Sprott Asset Management USA, Inc.

The Board reviewed materials provided by the Adviser related to the proposed approval of the Advisory Agreement. The Board noted that the Adviser manages approximate $2.0 billion in assets of December 31, 2022 and provides investment management services on a discretionary basis to its clients, which include individuals and institutional with separately managed accounts.

The Board further noted that the Adviser and the predecessor investment adviser of the Fund were each wholly-owned subsidiaries of Sprott, Inc. and both entities shared personnel and resources as they were part of the same organization. The Board reviewed the credentials of the key investment personnel that would be responsible for servicing the Fund, noting that each had considerable experience in the asset management industry. The Board also noted the fact that the change from one adviser to an affiliated adviser would not affect the back office, outsourced vendors, or management of the Fund. The Board agreed that the Adviser’s services and ability to manage the Trust and the Fund had not materially changed with this internal corporate change. The Board reviewed the credentials of the key investment personnel that would be responsible for servicing the Fund, noting Mr. George’s long tenure as the portfolio manager, value investing experience and background information on qualification/experience of senior management. The Board discussed the services that would be provided to the Fund which included portfolio management, research, compliance and analysis. Additionally, the Board received satisfactory responses from the representatives of the Adviser with respect to whether the Adviser was involved in any lawsuits or pending regulatory

26 | June 30, 2023

Sprott Focus Trust

Board Review and Approval of Investment Advisory and Sub-Advisory Agreements

actions. The Board reviewed the best-execution practices of the Adviser and discussed the various factors considered by the Adviser when selecting brokers. The Board concluded that based on the responses in this questionnaire and their experience with the Adviser, they could expect the Adviser to provide high quality service to the Funds and its shareholders.

Investment Performance

The Board observed that the Fund outperformed the peer group, Morningstar category and benchmark index for the 1-year and 3-year periods. The Board further noted that the Fund underperformed the benchmark index for the 5-year and since inception periods. The Board consider the Adviser’s explanations noting the performance differential over longer period is likely to be from the Fund’s disciplined valuation framework driving portfolio activity and the longstanding underperformance of similarly disciplined value strategies vs. growth-oriented strategies. After further discussion, the Board concluded that the Adviser had the potential to continue providing reasonable returns for the Fund.

Fees and Expenses

The Board noted that the Fund’s advisory fee of 1.00% was slightly below the peer group and Morningstar category medians. The Board reviewed the Fund’s net expense ratio of 1.14% and acknowledged it was below the peer group and Morningstar category averages and medians. After further discussion, the Board concluded that the advisory fee for the Fund was not unreasonable.

Profitability

The Board reviewed the profitability analysis provided by the Adviser and noted that the adviser realized a profit in managing the Fund. The Board acknowledged the effort required to maintain and manage the Fund’s complex investment program and determined the adviser’s profitability was not excessive.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

www.sprott.com

Item 2. Code(s) of Ethics. Not applicable to this filing.

Item 3. Audit Committee Financial Expert. Not applicable to this filing.

Item 4. Principal Accountant Fees and Services. Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants. Not applicable to this filing.

Item 6. Investments.

(a) See Schedule of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)Not applicable to this filing. (b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period – as indicated by Trade Date.[1,3]	(a) Total Number of Shares (or Units) Purchased[2]	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs[5]
Month #1 January 01 to January 31, 2023	126,951	$8.4797	126,951
Month #2 February 01 to February 28, 2023	173,482	$8.6939	173,482
Month #3 March 01 to March 31, 2023	127,613	$8.4193	127,613
Month #4 April 01 to April 30, 2023	126,055	$8.0924	126,055
Month #5 May 01 to May 31, 2023	113,766	$7.7454	113,766
Month #6 June 01 to June 30, 2023	63,017	$7.8190	63,017
Total	730,884		730,884

1. The share repurchase program was announced on November 20, 2020.

2. The dollar amount approved under the repurchase program is $50,000,000.

3. The expiration date of the program was initially December 31, 2021; the program was reauthorized by the Board on June 9, 2023 to run through June 24, 2024. The Board reauthorized an additional 5% repurchase of shares for Sprott Focus Trust on June 9, 2023 until June 30, 2024.

4. No plans have expired during the period.

5. No limit has been placed on the number of shares to be repurchased by the Registrant other than those imposed by federal securities laws.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) Internal Control over Financial Reporting.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

During Sprott Focus Trust (the “Fund”) most recent fiscal year to date as of June 30, 2023, State Street Bank and Trust Company (“State Street”) served as the Fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

●	lend available securities to institutions that are approved borrowers

●	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

●	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

●	receive and hold, on the fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

●	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

●	obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

●	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

●	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

●	maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan.

State Street is compensated for the above-described services from its securities lending revenue split. The tables below show the Fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

Securities Lending Activities Income and Fees for Fiscal Year 2023
Gross income from securities lending activities (including income from cash collateral reinvestment)	$9,118

Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$850

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$—

Administrative fees not included in revenue split	—

Indemnification fee not included in revenue split	—

Rebate (paid to borrower)	$4,782

Other fees not included in revenue split	—

Aggregate fees/compensation for securities lending activities and related services	$5,632

Net income from securities lending activities	$3,486

Item 13. Exhibits. Attached hereto.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant: Not applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich
President

Date: September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich	By:	/s/ Varinder Bhathal
	Thomas W. Ulrich		Varinder Bhathal
	(Principal Executive Officer)		(Principal Financial Officer)

Date: September 1, 2023		Date: September 1, 2023